Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of October 27, 2023 (the “Fourth Amendment Effective Date”), by and among DENBURY Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

RECITALS

WHEREAS, the Borrower, the Administrative Agent and certain Lenders are parties to that certain Credit Agreement dated as of September 18, 2020 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Fourth Amendment);

WHEREAS, pursuant to the Credit Agreement, certain Lenders have extended credit in the form of Loans to the Borrower and provided certain other credit accommodations to the Borrower; and

WHEREAS, the Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree as follows:

Section 1.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction or waiver of the condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 1.

1.1    Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“Fourth Amendment” shall mean that certain Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means October 27, 2023.

1.2    Restatement of Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

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“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Guarantee, the Security Documents and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.

“Consolidated Cash Balance Threshold” shall mean, (a) solely for purposes of Section 2.3(a), Section 7.1(d)(ii) and any Notice of Borrowing, as of any date of determination, (i) for the period from and after the Fourth Amendment Effective Date until, and including, October 31, 2023, an amount equal to $225,000,000 and (ii) at any other time, an amount equal to the greater of (A) $75,000,000 and (B) ten percent (10%) of the Borrowing Base then in effect (which amount shall not exceed $100,000,000) and (b) solely for purposes of Section 5.2(e), as of any date of determination, (i) for the period from and after the Fourth Amendment Effective Date until, and including, November 3, 2023, an amount equal to $225,000,000 and (ii) at any other time, an amount equal to the greater of (A) $75,000,000 and (B) ten percent (10%) of the Borrowing Base then in effect (which amount shall not exceed $100,000,000).

Section 2.    Conditions Precedent to Fourth Amendment. The amendments to the Credit Agreement contained in Section 1 hereof shall be effective on the Fourth Amendment Effective Date subject to the following:

2.1    Counterparts. The Administrative Agent shall have received counterparts of this Fourth Amendment duly executed by (a) an Authorized Officer of the Borrower and the Guarantors and (b) the Lenders constituting the Majority Lenders.

2.2    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

Each Lender, by delivering its signature page to this Fourth Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this Fourth Amendment and each other document, agreement and/or instrument or other matter required to be approved by Lenders on the Fourth Amendment Effective Date. The Administrative Agent is hereby authorized and directed to declare the amendments in Section 1 hereof to be effective on the date it confirms to the Borrower in writing that the foregoing conditions have been met to the reasonable satisfaction of the Administrative Agent (or the waiver of such conditions as permitted hereby). Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Credit Agreement for all purposes.

Section 3.    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Fourth Amendment, each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent as follows as of the Fourth Amendment Effective Date:

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3.1    Reaffirm Existing Representations and Warranties. Each representation and warranty of such Credit Party contained in the Credit Agreement and the other Credit Documents to which it is a party is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as though each such representation and warranty had been made on and as of the Fourth Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).

3.2    Due Authorization. The execution, delivery and performance by such Credit Party of this Fourth Amendment are within such Credit Party’s corporate, limited liability, limited partnership or other organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

3.3    Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4    No Default or Event of Default. After giving effect to this Fourth Amendment, no Default or Event of Default has occurred or is continuing.

3.5    No Defense. (a) The Borrower acknowledges that the Borrower has no defense to the Borrower’s obligation to pay the Obligations when due, and (b) each Credit Party acknowledges that such Credit Party has no defense to the validity, enforceability or binding effect against such Credit Party of any of the Credit Documents to which it is a party or any Liens intended to be created thereby.

Section 4.    Miscellaneous.

4.1    No Waivers. No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.

4.2    Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect as amended and modified hereby. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations nor limit or impair any guarantees of any Guarantor under the Credit Documents, each of which are hereby ratified, affirmed and extended to secure the Obligations.

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4.3    Legal Expenses. The Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

4.4    Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties to the Credit Agreement and the other Credit Documents and their respective successors and assigns.

4.5    Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals. The execution and delivery of this Fourth Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

4.6    Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.7    Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

4.8    Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.9    Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers effective as of the Fourth Amendment Effective Date.

BORROWER:

DENBURY INC.,
a Delaware corporation

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

Each of the undersigned Guarantors (a) consent and agree to this Fourth Amendment, and (b) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:

DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
DENBURY BROOKHAVEN PIPELINE, LLC
DENBURY GREEN PIPELINE-NORTH DAKOTA, LLC
DENBURY CARBON SOLUTIONS, LLC

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

DENBURY BROOKHAVEN PIPELINE PARTNERSHIP, LP

By:	Denbury Brookhaven Pipeline, LLC, its general partner

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and a Lender

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Erin Grasty
Name:	Erin Grasty
Title:	Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name:	David Lee Garza
Title:	Vice President
[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

TRUIST BANK,
as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Senior Vice President
[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory
[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

CANADIAN BANK OF COMMERCE,
NEW YORK BRANCH,
as a Lender

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George McKean
Name:	George McKean
Title:	Senior Vice President
[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

COMERICA BANK,
as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Vice President
[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

GOLDMAN SACHS BANK, USA
as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory
[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]